FIRST EAGLE FUNDS

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED OCTOBER 31, 2008
TO PROSPECTUS DATED MARCH 1, 2008

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2008. Please review these matters carefully.

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Any references to a redemption fee charged upon an exchange of shares of one Fund for shares of another Fund are removed in their entirety.

The Funds reserve the right to identify particular transactions, even those not subject to a redemption fee, as inappropriate short-term trading. Trades determined to be inappropriate may be rejected and may prompt the Funds to suspend further trading or exchange privileges for the account or to close the account.

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The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2008 and the previous Prospectus Supplement dated April 16, 2008. In particular, and without limitation, the information contained in this Supplement modifies (and when inconsistent, replaces) information contained in those sections of the Prospectus entitled "Exchanging Your Shares" (see page 47 of the Prospectus) and "Redemption Fee" (see page 51 of the Prospectus). Likewise, any references in the previous Supplement dated April 16, 2008 to a redemption fee charged upon an exchange of shares are removed in their entirety.